                                                               EXHIBIT 10.9

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                          REGISTRATION RIGHTS AGREEMENT

                                 By and Between

                                Richard Thornton

                                       and

                              Union Drilling, Inc.

                           Dated as of March 31, 2005

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                                TABLE OF CONTENTS

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          REGISTRATION RIGHTS AGREEMENT, dated as of March 31, 2005 (this
"Agreement"), between Union Drilling, Inc., a Delaware corporation (the
"Company"), and Richard Thornton ("Holder").

          This Agreement is being entered into in connection with the Stock
Purchase Agreement dated as of March 31, 2005 (the "Purchase Agreement"), between the Company and Holder, providing for, among other things, the issuance by the Company to Holder of an aggregate of 111,111 shares (the "Shares") of the common stock, par value $0.01 per share (the "Common Stock"), of the Company, in consideration for the payment by Holder to the Company of $1,999,998 ($18.00 per share). For the purposes of this Agreement, the Shares shall be deemed to include any shares of Common Stock issued with respect to the Shares by way of a stock split, reverse stock split or combination, or stock dividend. It is a condition precedent to the obligations of Holder to consummate the transactions contemplated by the Purchase Agreement that the Company execute and deliver this
Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Purchase Agreement.

          1. Registration Under Securities Act, etc.

          1.1 Piggy-Back Registration.

               (a) Right to Include Shares. If the Company at any time proposes to file a registration statement to register shares of Common Stock under the
Securities Act (other than a registration (A) on Form S-8 or S-4 or any successor or similar forms or (B) relating to Common Stock issuable upon exercise of employee share options or in connection with any employee benefit or similar plan of the Company), for sale by any of its shareholders, it will each such time give prompt written notice (the "Company Notice") to Holder of its intention to do so and of Holder's rights under this Section 1.1. Subject to
Section 1.1(a) below, upon the written request of Holder (which request shall specify the amount of Shares intended to be disposed of by Holder) made as promptly as practicable and in any event within 20 days after the receipt of any such notice, the Company will use its best efforts to effect the registration under the Securities Act of all Shares which the Company has been so requested to register by Holder up to the Maximum Amount. As used herein, the term
"Maximum Amount" shall mean, at any time and from time to time, the product of
(i) a fraction, the numerator of which shall be the number of Shares Holder has requested be included in the registration statement and the denominator of which shall be the total number of shares of Common Stock all shareholders of the
Company have requested be included in the registration statement, multiplied by
(ii) the total number of shares of Common Stock held by shareholders of the
Company that the Company intends to include in such registration.

               (b) Company Right to Withdraw Registration. Notwithstanding
anything to the contrary set forth herein, (A) if the registration involves an underwritten public offering, Holder must sell his Shares to the underwriters on the same terms and conditions as apply to the Other Shareholders and (B) if, at any time after giving written notice of its intention to register any Common
Stock pursuant to Section 1.1(a), the Company shall determine in its sole and arbitrary discretion for any reason not to register, or to withdraw such registration of, such Common Stock, the Company shall give written notice of such determination to Holder and, thereupon, may withdraw or cease to pursue such registration and shall be relieved of its obligation hereunder to register, or maintain the registration of, any Shares in connection with such withdrawn or otherwise terminated registration.

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               (c) Priority. If the Company in its sole discretion shall
determine that the total amount of Shares requested to be included in a registration pursuant to Section 1.1(a) would have a material adverse effect on such offering, then the Company shall include in such registration, first, all securities proposed by the Company to be sold for its own account and second, all securities being offered for the account of other persons or entities, pro rata on the basis of the estimated gross proceeds from the sale thereof.

               (d) Expenses. The Company will pay all registration expenses in connection with any registration effected pursuant to this Section 1.1, except that Holder shall pay all brokerage and underwriting fees, discounts and commissions with respect to the Shares offered for sale by Holder in such registration and all fees and expenses of Holder's own counsel or advisors with respect to such registration, if any.

          1.2 Registration Procedures. (a) Subject to Section 1.1(b), if and
whenever the Company is required to effect the registration of any Shares under the Securities Act as provided in Section 1.1, the Company will, as expeditiously as possible use its best efforts to:

               (i) furnish to Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, as Holder may reasonably request; and

               (ii) notify Holder at any time when a prospectus relating to such registration statement is required to be delivered under the
          Securities Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and at the request of Holder promptly prepare and furnish to him a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

               (b) Notwithstanding the foregoing provisions of Section 1.2(a), the Company may, during the registration period, suspend the use of the prospectus included in the registration statement for an unlimited period of time if, for any reason, the Company determines in its sole discretion that it is in the best interests of the Company to suspend such use, and prior to or contemporaneously with suspending such use, the Company provides Holder with written notice of such suspension, which notice need not specify the reason for such suspension. At the end of any such suspension period, the Company shall provide Holder with written notice of the termination of such suspension.

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               (c) Holder agrees that, upon receipt of any notice from the
Company of the happening of any event of the kind described in subdivision (ii)
of Section 1.2(a), Holder will forthwith discontinue Holder's disposition of
Shares pursuant to the registration statement relating to such Shares until
Holder's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision (ii) of Section 1.2(a) and, if so directed by the
Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in Holder's possession of the prospectus relating to such Shares current at the time of receipt of such notice.

               (d) Holder agrees that upon receipt of any notice from the
Company of a suspension of the use of the prospectus described in Section
1.2(b), or a withdrawal of the registration statement described in Section
1.2(b), or the issuance of a stop order described in Section 1.4, Holder shall forthwith discontinue Holder's disposition of shares pursuant to such suspended or withdrawn registration statement until Holder's receipt of written notice from the Company that either such suspension has been terminated or such stop order has been withdrawn.

          1.3 Underwritten Offerings. If the Company proposes to register any of its securities under the Securities Act as contemplated by Section 1.1 and such securities are to be distributed by or through one or more underwriters, at the
Company's request, Holder shall be a party to the underwriting agreement between the Company and such underwriters. Holder shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding
Holder, Holder's Shares and Holder's intended method of distribution of the
Shares or any other representations required by applicable law.

          1.4 Stop Orders. The Company shall promptly notify the Holder of any stop order issued or threatened by the Commission relating to a registration statement registering any Shares.

          1.5 Indemnification.

               (a) Indemnification by the Company. The Company will, and hereby does, indemnify and hold harmless Holder, in the case of any registration statement filed pursuant to Section 1.1, against any losses, claims, damages or liabilities to which Holder may become subject under the Securities Act or otherwise, including, without limitation, the reasonable fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof)
arise out of or are based upon any untrue statement of any material fact contained in any registration statement under which Shares were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading; provided, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company by or on behalf of
Holder.

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               (b) Indemnification by Holder. As a condition to including any
Shares in any registration statement, the Company shall have received an undertaking satisfactory to it from Holder, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision (a) of this
Section 1.5) the Company, and each director of the Company, each officer of the
Company and each other person, if any, who participates as an underwriter in the offering or sale of such securities and each other person who controls the
Company or any such underwriter within the meaning of the Securities Act, with respect to any statement in or omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with information furnished to the
Company by Holder; provided, however, that the liability of Holder shall not in any event to exceed the net proceeds received by Holder from the sale of Shares covered by such registration statement.

               (c) Notices of Claims, etc. Promptly after receipt by an
indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this Section 1.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 1.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and to assume the defense thereof, to the extent that it may wish, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent.
No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation or which requires action other than the payment of money by the indemnifying party.

          2. Holder's Obligations. The Holder's right to have Shares included in a registration statement pursuant to the provisions of Section 1 above shall be subject to the following further conditions:

               (a) Holder shall have promptly furnished to the Company in writing any and all such information, agreements and documents regarding Holder and any distribution of Shares proposed by him as the Company, the managing underwriter(s) of any proposed issuance of securities by or on behalf of the
Company, if any, and its counsel may reasonably request; and

               (b) Holder shall have executed and delivered to the Company such written undertakings as the Company and its counsel may reasonably require in order to assure full compliance with applicable provisions of the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which may include, without limitation, undertakings not to buy any securities of the same class as the Shares or to solicit such purchases by others until Holder's distribution of Shares is completed and otherwise to comply with the
Commission's anti-manipulation rules, and to inform any

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exchange upon which the Company's common stock may be traded and the managing underwriter(s) or broker(s) participating in Holder's distribution of Shares of the substance of the foregoing undertakings and of any restrictions on Holder's right to sell Shares contained in the Purchase Agreement.

          3. Termination. This Agreement and the rights granted under Section 1 hereof shall terminate on the earliest to occur of (i) the third (3rd)
anniversary of the date hereof or (ii) the sale of all of the Shares by Holder, or (iii) the date that all of the Shares may be sold under the provisions of SEC
Rule 144(k) notwithstanding the fact that a portion of the Shares may remain unregistered under the Securities Act; provided, however, that the Company may elect, in its sole discretion, to include any remaining unregistered Shares in one or more subsequently filed registration statements registering securities of the Company upon such terms and conditions upon which the Company and Holder shall then mutually agree.

          4. Amendment and Waiver. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holder. Any amendment or waiver effected in accordance with this Section 4 shall be binding upon Holder and the Company.

          5. Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telex, telegram, telecopier, reputable courier service or personal delivery:

               (a) if to the Holder, addressed to him in the manner set forth in the Purchase Agreement, or at such other address as he shall have furnished to the Company in writing; or

               (b) if to the Company, addressed to it in the manner set forth in the Purchase Agreement, or at such other address as the Company shall have furnished to Holder in writing.

          All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; one business day after being sent by reputable courier service; three business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

          6. Assignment. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and, with respect to the
Company, its respective successors and assigns. Holder may not assign this
Agreement or any of his rights or obligations hereunder without the prior written consent of the Company.

          7. Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby.

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          8. Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          9. Descriptive Headings. The descriptive headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

          10. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

          11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                              UNION DRILLING, INC.

                                              By: /s/ CHRISTOPHER STRONG
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                                                  Christopher Strong, President

                                                  /s/ RICHARD THORNTON
                                                  ------------------------------
                                                  Richard Thornton

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